UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2008

CNX GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32723	20-3170639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Penn Center West, Suite 401 Pittsburgh, Pennsylvania	15276
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:

(412) 200-6700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

CNX Gas Corporation issued an earnings release on October 22, 2008 announcing its results for the third fiscal quarter ended September 30, 2008. A copy of the earnings release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release of CNX Gas Corporation dated October 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX GAS CORPORATION

By:	/s/ Nicholas J. DeIuliis
Nicholas J. DeIuliis, President and Chief Executive Officer

Dated: October 22, 2008